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                         DEVELOPMENT AGREEMENT ADDENDUM
                      REGARDING SPECIALTY SANDWICH PROGRAM

        THIS DEVELOPMENT AGREEMENT ADDENDUM (THE "ADDENDUM") is entered into effective as of the 3rd day of January, 1998 (the "Sandwich Program Effective Date"), by and between Starbucks Corporation ("Starbucks") and Host International, Inc. ("Licensee").

                                   RECITALS:

        WHEREAS, Starbucks and Licensee are parties to that certain development agreement dated March 1994, as amended (the "Development Agreement"), which includes as an exhibit a form of Starbucks System Licensing Agreement (the "License Agreement"); and

        WHEREAS, the parties now desire to amend the Development Agreement to reflect the parties' agreement and understanding concerning a "Starbucks Specialty Sandwich Program" as discussed herein;

        NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

        1. APPROVAL OF THE SPECIALTY SANDWICH PROGRAM. Licensee has developed a specialty sandwich program to be offered at certain designated Licensed Locations (the "Specialty Sandwich Program"). Starbucks hereby approves such Specialty Sandwich Program subject to the terms of this Addendum. Licensee shall select the Licensed Locations where Licensee desires to implement the Starbucks Specialty Sandwich Program, but Starbucks retains the right to approve the Licensed Locations which will offer the Specialty Sandwich Program, and to approve the sandwich offerings of such Specialty Sandwich Program from time to time, such approval not to be unreasonably withheld, conditioned or delayed.

        2. ROYALTY TO STARBUCKS. Starbucks and Licensee hereby agree that the following shall apply to any Licensed Location where Starbucks has authorized and Host has implemented the Specialty Sandwich Program:

                a. PRIOR TO THE SANDWICH PROGRAM EFFECTIVE DATE (i.e., prior to 1/3/98, which is the first day of Licensee's 1998 fiscal year), Licensee shall pay Starbucks the Royalty defined in Section 2.2 of the License Agreement.

                b. AS OF THE SANDWICH PROGRAM EFFECTIVE DATE, Section 2.2 of the License Agreement shall be deemed to have been modified to provide for the following special categories of Royalty for Licensed Locations which offer the Specialty Sandwich Program, as follows:

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                        i. Licensee shall pay Starbucks a Royalty of two and
                        one-half percent (2.5%) of all Gross Revenues derived from the sale of the aforementioned specialty sandwiches.

                        ii. Licensee shall also pay a Royalty of two and one-half percent (2.5%) of all Gross Revenues derived from the sale of bottled beverages from those Licensed Locations where Licensee is offering the Specialty Sandwich Program.

                        iii. The sales of "pastries" (which is deemed to refer to all bakery items, including but not limited to danish, bagels, scones, etc ...) shall be excluded from the definition of Gross Revenues under Section 2.2 of the License Agreement and therefore be exempt from payment of the Royalty. Notwithstanding the foregoing, however, the parties agree that Starbucks' proprietary biscotti shall be subject to a Royalty of five percent (5%) of such Gross Revenues derived from the sale of such proprietary biscotti.

                c. HARTSFIELD ATLANTA INTERNATIONAL AIRPORT AND CHICAGO O'HARE INTERNATIONAL AIRPORT. The parties hereby expressly agree that the sales of specialty sandwiches and bottled beverages from Licensee's Hartsfield Atlanta International Airport Licensed Location, as well as Licensee's Chicago O'Hare International Airport Licensed Location, shall be subject to a Royalty, commencing on the Specialty Sandwich Program Effective Date, of two and one-half percent (2.5%) of Gross Revenues from such Specialty Sandwiches and bottled beverages, as discussed above. Prior to the Specialty Sandwich Program Effective Date, however, Licensee shall pay the Royalty to Starbucks in the fashion paid during the previous year (i.e. five percent Royalty on such Gross Revenues at Hartsfield Atlanta International Airport and no Royalty from such sales at Chicago O'Hare International Airport).

        3. ENTIRE AGREEMENT. Except as modified hereby, the Development Agreement remains in full force and effect.

                                       HOST INTERNATIONAL, INC.

                                       By: /s/ [Signature Illegible]
                                          --------------------------------------
                                       Its: Vice President
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                                       STARBUCKS CORPORATION

                                       By: /s/ A.B. CRAIG
                                          --------------------------------------
                                       Its: Sr. V.P. Operations
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